Exhibit 10.3

*CERTAIN INFORMATION IDENTIFIED WITH A MARK

OF [**] HAS BEEN EXCLUDED FROM THIS EXHIBIT

BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD

BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SUPPLEMENTAL CONFIRMATION

To:	Fifth Third Bancorp 38 Fountain Square Plaza Cincinnati, Ohio 45263

From:	Citibank, N.A. Strategic Equity Solutions 388 Greenwich Street, 8th Floor New York, NY 10013

Subject:	Accelerated Stock Buyback, Tranche #1

Date:	August 7, 2019

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Citibank, N.A. (“Bank”) and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between Bank and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1.     This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of August 7, 2019 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2.     The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	August 7, 2019

Forward Price Adjustment Amount:	[**]*

Calculation Period Start Date:	August 8, 2019

Scheduled Termination Date:	September 26, 2019

First Acceleration Date:	[**]*

Prepayment Amount:	$100,000,000

Prepayment Date:	August 9, 2019

Initial Shares:	3,202,713 Shares; provided that if, in connection with the Transaction, Bank is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that Bank is able to so borrow or otherwise acquire, and Bank shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect of the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

Initial Share Delivery Date:	August 9, 2019

Ordinary Dividend Amount:	[**]*

A - 1

Scheduled Ex-Dividend Dates:	September 27, 2019

Termination Price:	[**]*

Additional Relevant Days:	The 5 Exchange Business Days immediately following the Calculation Period.

Reserved Shares:	7,535,795 Shares.

Calculation Dates:

1.	August 8, 2019	2.	August 12, 2019	3.	August 14, 2019

4.	August 16, 2019	5.	August 20, 2019	6.	August 22, 2019

7.	August 26, 2019	8.	August 27, 2019	9.	August 28, 2019

10.	August 29, 2019	11.	August 30, 2019	12.	September 3, 2019

13.	September 4, 2019	14.	September 5, 2019	15.	September 6, 2019

16.	September 9, 2019	17.	September 10, 2019	18.	September 11, 2019

19.	September 12, 2019	20.	September 13, 2019	21.	September 16, 2019

22.	September 17, 2019	23.	September 18, 2019	24.	September 19, 2019

25.	September 20, 2019	26.	September 23, 2019	27.	September 24, 2019

28.	September 25, 2019	29.	September 26, 2019

Following the First Acceleration Date, each Exchange Business Day thereafter shall be a Calculation Date.

3.     Counterparty represents and warrants to Bank that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4.     This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

[Remainder of Page Intentionally Blank]

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Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Bank) correctly sets forth the terms of the agreement between Bank and Counterparty with respect to any particular Transaction to which this Supplemental Confirmation relates, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Bank.

Yours faithfully,

CITIBANK, N.A.

By:	/s/ JAMES HEATHCOTE
Name:	James Heathcote
Title:	Authorized Signatory

Agreed and Accepted By:

FIFTH THIRD BANCORP

By:	/s/ JAMES C. LEONARD
Name:	James C. Leonard
Title:	Treasurer

*CERTAIN INFORMATION IDENTIFIED WITH A MARK

OF [**] HAS BEEN EXCLUDED FROM THIS EXHIBIT

BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD

BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

SUPPLEMENTAL CONFIRMATION

To:	Fifth Third Bancorp 38 Fountain Square Plaza Cincinnati, Ohio 45263

From:	Citibank, N.A. Strategic Equity Solutions 388 Greenwich Street, 8th Floor New York, NY 10013

Subject:	Accelerated Stock Buyback, Tranche #2

Date:	August 7, 2019

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Citibank, N.A. (“Bank”) and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between Bank and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1.     This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of August 7, 2019 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2.     The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	August 7, 2019

Forward Price Adjustment Amount:	[**]*

Calculation Period Start Date:	August 9, 2019

Scheduled Termination Date:	September 26, 2019

First Acceleration Date:	[**]*

Prepayment Amount:	$100,000,000

Prepayment Date:	August 9, 2019

Initial Shares:	3,202,713 Shares; provided that if, in connection with the Transaction, Bank is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that Bank is able to so borrow or otherwise acquire, and Bank shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect of the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

Initial Share Delivery Date:	August 9, 2019

Ordinary Dividend Amount:	[**]*

A - 1

Scheduled Ex-Dividend Dates:	September 27, 2019

Termination Price:	[**]*

Additional Relevant Days:	The 5 Exchange Business Days immediately following the Calculation Period.

Reserved Shares:	7,535,795 Shares.

Calculation Dates:

1.	August 9, 2019	2.	August 13, 2019	3.	August 15, 2019

4.	August 19, 2019	5.	August 21, 2019	6.	August 23, 2019

7.	August 26, 2019	8.	August 27, 2019	9.	August 28, 2019

10.	August 29, 2019	11.	August 30, 2019	12.	September 3, 2019

13.	September 4, 2019	14.	September 5, 2019	15.	September 6, 2019

16.	September 9, 2019	17.	September 10, 2019	18.	September 11, 2019

19.	September 12, 2019	20.	September 13, 2019	21.	September 16, 2019

22.	September 17, 2019	23.	September 18, 2019	24.	September 19, 2019

25.	September 20, 2019	26.	September 23, 2019	27.	September 24, 2019

28.	September 25, 2019	29.	September 26, 2019

Following the First Acceleration Date, each Exchange Business Day thereafter shall be a Calculation Date.

3.     Counterparty represents and warrants to Bank that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4.     This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

[Remainder of Page Intentionally Blank]

A - 2

Counterparty hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing (in the exact form provided by Bank) correctly sets forth the terms of the agreement between Bank and Counterparty with respect to any particular Transaction to which this Supplemental Confirmation relates, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Bank.

Yours faithfully,

CITIBANK, N.A.

By:	/s/ JAMES HEATHCOTE
Name:	James Heathcote
Title:	Authorized Signatory

Agreed and Accepted By:

FIFTH THIRD BANCORP

By:	/s/ JAMES C. LEONARD
Name:	James C. Leonard
Title:	Treasurer